Exhibit 99.1

0 AMERICAN STRATEGIC INVESTMENT CO. Fourth Quarter Investor Presentation 196 Orchard Street Retail Condominium - New York, NY _

Fourth Quarter 2024 Highlights

Manhattan focused real estate portfolio features an underlying tenant base in core commercial businesses, and an attractive top 10 tenant base that is 77% Investment Grade[(1)(2)]

High Quality Manhattan Focused Portfolio

- ✓ Portfolio Occupancy[(1)] of 80.8% with a weighted-average Remaining Lease Term[(1)] of 6.3 years
- ✓ Solid tenant base featuring government agencies and Investment Grade corporate tenants with core commercial business
- ✓ Core office properties are well located in desirable submarkets with proximity to major transportation hubs
- ✓ Top 10 tenants that are 77%[(2)] Investment Grade rated and have a Remaining Lease Term of 8.0 years
- ✓ Well-balanced and long-term lease maturity schedule with over 51%[(5)] of leases expiring after 2030

Active Portfolio Management[(3)]

- ✓ Closed on the strategic disposition of 9 Times Square for $63.5 million during Q4'24 and relaunched the marketing process for the dispositions of 123 William St and 196 Orchard St
- ✓ Completed five new leases in 2024 totaling 37,407 SF and $2.0 million of SLR[(1)]
- ✓ Executed a term sheet with a current tenant in Q4'24 to expand their footprint at 123 William Street by an additional ~25k square feet and extend the term of the lease for a new 10-year period from the existing expiration date

Conservative Debt Profile and Advisor-Shareholder Alignment[(4)]

- ✓ 100% fixed-debt capital structure with a weighted-average debt maturity of 3.6 years at a 4.4% weighted-average interest rate
- ✓ Limited near-term debt maturity, with no debt maturities in 2025
- ✓ Advisor and affiliates own approximately 1.5 million[(6)] shares, demonstrating their commitment to the Company

1) See appendix for a full description of capitalized terms and Non-GAAP reconciliations.
2) Refer to slide 6 – Top 10 Tenant Investment Grade Profile. Based on Annualized Straight-line Rent and on ratings information as of December 31, 2024. For our purposes, includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant's parent (regardless of whether the parent has guaranteed the tenant's obligation under the lease) or lease guarantor. See appendix for a full definition of Investment Grade. ASIC's top 10 tenants are 54.9% actual Investment Grade ("IG") rated and 21.9% implied Investment Grade.
3) Refer to slide 7 – Active Portfolio Management for additional information.
4) Refer to slide 9 – Capital Structure and Q4'24 Financial Results for further information regarding our capital structure and liquidity.
5) Based on Annualized Straight-Line Rent as of December 31, 2024.
6) Data as of December 31, 2024.

1

2 2 Completed the sale 9 Times Square and relaunched marketing efforts for the sale of 123 William Street and 196 Orchard Street Strategic Dispositions 2 Highlights x Completed the sale of 9 Times Square during Q4’24 for $63.5M x Reduces leverage and strengthens the Company’s cash position x Generated Net Proceeds of approximately $13.5M x Relaunched marketing process for the sale of 123 William Street and 196 Orchard Street x Management believes 123 William Street and 196 Orchard Street are well - positioned to generate significant proceeds and create excess cash reserves x Intends to deploy proceeds towards higher - yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business Street view of 1140 Avenue of the Americas Street view of the lobby at 123 William Street Street view of 196 Orchard Street

Fourth Quarter 2024 Portfolio Highlights

Portfolio of real estate investments featuring a diverse tenant mix across seven mixed-use office and retail condominium buildings that are primarily located in Manhattan

Portfolio Metrics

Metric *($ and SF in mm)*	Q4'24
Real Estate Investments, at Cost	$470.8
Number of Properties	6
Total Square Feet	1.0
Annualized Straight-line Rent	$45.4
Occupancy	80.8%
Weighted-Average Lease Term Remaining	6.3 Years

Top 10 Tenants' Credit Ratings[1]



23%
77%
Investment Grade
Not Rated

Tenant Industry Diversity[2]



Parking 4%
Professional Services 3%
Services 5%
Other 8%
Fitness 6%
Non-profit 9%
Financial Services 28%
Office Space 10%
Retail 10%
Government / Public Administration 17%

Lease Expiration Schedule[2]



13%
5%
13%
6%
4%
6%
52%
2025
2026
2027
2028
2029
2030
Thereafter

1) Ratings information is as of December 31, 2024. Weighted based on Annualized Straight-Line Rent as of December 31, 2024. ASIC's top 10 tenants are 54.9% actual Investment Grade rated and 21.9% implied Investment Grade. Refer to slide 6- Top 10 Tenant Investment Grade Profile and Definitions in the appendix for additional information.
2) Based on Annualized Straight-Line Rent as of December 31, 2024.

3

4 4 Real Estate Portfolio Highlights

5 5 Detailed Property Summary Note: Data as of December 31, 2024. 1) Figures represent real estate assets at cost. 2) Based on Annualized Straight - Line Rent as December 31, 2024. % of Portfolio Square Feet % of Annualized Straight - Line Rent Remaining Lease Term (2) (in years) Occupancy Real Estate Assets (1) ($ mm) Property 55% _ 45% 4.5 82% $269.4 123 William Street 6% _ 15% 10.1 100% $79.9 196 Orchard Street 6% _ 4% 6.3 44% $26.5 400 E. 67th Street 25% _ 31% 6.4 74% $60.4 1140 Avenue of the Americas 6% _ 2% 12.5 100% $19.3 200 Riverside Blvd. 2% _ 2% 9.6 100% $15.4 8713 Fifth Avenue 100% _ 100% 6.3 81% $470.8 Total Portfolio Note: Map shows five properties located in Manhattan. Medical office building in Brooklyn not pictured. Diversified portfolio across six mixed - use office and retail assets that are primarily located in Manhattan with close proximity to major transportation hubs

Top 10 Tenant Investment Grade Profile

Top 10 tenants[1] feature a balance of Investment Grade corporate tenants with core commercial businesses and government agencies

Tenant	Space Type	Tenant Industry	Credit Rating[2]	Remaining Lease Term (in years)	% of Portfolio SLR	% of Portfolio SF
City National Bank	Office / Retail	Financial Services	A2	8.5	9.6%	4.5%
Planned Parenthood Federation of America, Inc.	Office	Non-Profit	A3*	6.5	7.5%	8.5%
Equinox	Retail	Fitness	Not Rated	13.9	6.4%	3.8%
NYC Dept. of Youth & Community Development	Office	Government	Aa2	13.0	4.9%	5.1%
CVS	Retail	Retail	Baa3	9.7	4.8%	1.3%
USA General Services Administration	Office	Government	Aaa	2.5	4.5%	6.0%
NY State Dept. of Licensing	Office	Government	Aa1	2.6	4.0%	5.7%
Marshalls	Retail	Retail	A2*	3.8	3.6%	2.5%
Edgewood Partners Insurance Center	Office	Office Space	Not Rated	9.6	2.8%	2.5%
1140 Office Suites LLC	Office	Office Space	Not Rated	6.2	2.6%	3.2%
*Implied Rating			**77% IG Rated**	**8.0**	**50.6%**	**43.1%**

City National Bank
An RBC Company
Credit Rating: A2

GSA
Credit Rating: Aaa

CVS pharmacy
Credit Rating: Baa3

NYC
Department of Youth & Community Development
Credit Rating: Aa2

Note: Portfolio data as of December 31, 2024, unless otherwise noted.
1) Weighted based on Annualized Straight-Line Rent as of December 31, 2024.
2) Based on Annualized Straight-line Rent and on ratings information as of December 31, 2024. Includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant's parent (regardless of whether the parent has guaranteed the tenant's obligation under the lease) or lease guarantor. See appendix for a full description of Investment Grade. ASIC's top 10 tenants are 54.9% actual Investment Grade ("IG") rated and 21.9% implied Investment Grade.

6

Active Portfolio Management

Active portfolio management drives new leasing, in conjunction with strategic disposition initiatives to manage capital structure

Portfolio Management Highlights

- ✓ Completed five new leases in 2024 totaling 37,407 SF and $2.0 million of SLR[1]
- ✓ Closed on the sale 9 Times Square at a sale price of $63.5 million in Q4'24
  - ✓ Generated net cash proceeds of $13.5 million, allowing the Company to further explore the diversification of the portfolio
- ✓ Relaunched marketing process for the sale of 123 William Street and 196 Orchard Street
  - ✓ Management intends to deploy proceeds towards higher-yielding investments in assets beyond Manhattan real estate, further diversifying the Company's business
- ✓ Executed a term sheet with a current tenant in Q4'24 to expand their footprint at 123 William Street by an additional ~25k square feet and extend the term of the lease for a new 10-year period from the existing expiration date

2024 Leasing Highlights

# of Completed Leases	5
Total Square Feet Leased	37,487
Annual SLR[1]	$2.0 million

1) See Definitions in the appendix for a full description.
2) There can be no assurance that ASIC will complete the dispositions of the above referenced properties on commercially reasonable terms, if at all.

7

8 Financial Highlights

9 9 Capital Structure and Q4’24 Financial Results Note: We expect to fund our operating expenses and capital requirements over the next 12 months with cash on hand, cash gener ate d from operations and other potential sources. 1) See Definitions in the appendix for a full description. 2) Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $9.8 million (excludin g r estricted cash) divided by the carrying value of total assets of $507.1 million plus accumulated depreciation and amortizatio n o f $91.1 million as of December 31, 2024. 3) See appendix for Non - GAAP reconciliations. Debt capital structure features limited near term debt maturities, 100% fixed - rate debt at a 4.4% weighted - average interest rate and Net Leverage (2) of 56.9% Q4’24 Key Capitalization Metrics ($ and shares in mm) 100.0% Fixed Debt % 4.4% Weighted Averaged Effective Interest Rate $350.0 Total Debt $470.8 Real estate assets, at cost 56.9% Net Leverage (2)(3) 2.6 Weighted Average Basic and Diluted Shares Outstanding 100 % fixed - rate Debt Maturity Schedule $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2025 2026 2027 2028 2029 $0.0 Q4’24 Key Financial Results ($ mm) $14.9 Revenue from Tenants ($6.7) Net Loss $1.2 EBITDA (3) $1.3 Adjusted EBITDA (3) $6.4 Cash NOI (1)(3) Capital Structure and Financial Highlights x Cash NOI was up ~2% YoY from $6.3mm in Q4’23 to $6.4mm in Q4’24 x Entirely fixed - rate mortgage debt with a weighted - average effective interest rate of 4.4% x Weighted - average debt maturity of 3.6 years, no debt maturities in 2025, and Net Leverage of 56.9% No debt maturities in 2025

10 10 ASIC’s capital structure is composed of entirely fixed - rate mortgage debt, limiting adverse effects from rising interests No debt maturities in 2025 Compares favorably to prevailing interest rate market Represents modest leverage profile Key Capitalization Metrics 10 Capital structure features limited near - term debt maturities, 100% fixed - rate debt and Net Leverage of 56.9% (1) Capital Structure Highlights 100% Fixed - Rate Capital structure that features 100% fixed - rate debt, Net Leverage of 56.9% (1) , a Weighted - Average Interest Rate of 4.4%, and a Weighted - Average Debt Maturity of 3.6 years, continues to contribute to the Company's overall success 3.6 Year Weighted - Average Debt Maturity 4.4% Weighted - Average Interest Rate 56.9% Net Leverage 1) Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $9.8 million (excludin g r estricted cash) divided by the carrying value of total assets of $507.1 million plus accumulated depreciation and amortizatio n o f $91.1 million as of December 31, 2024.

11 11 Management and Board of Directors

12 12 Experienced Management Team Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former Asset Management and Acquisitions Director for Paramount Group, Inc., a 9 million square foot New York City office portfolio Michael LeSanto Chief Financial Officer ▪ Served as Chief Financial Officer since March 2024 ▪ With a background in public accounting, Mr. LeSanto previously served as Chief Accounting Officer of ASIC and held a number of senior accounting positions prior to joining the Company Michael Anderson Chief Executive Officer ▪ Served as Chief Executive Officer since September 2023 ▪ Also serves as Chief Executive Office for National Healthcare Properties ▪ Previously, Mr. Anderson served as General Counsel of AR Global Investments, where he advised on both public and private debt and equity transactions, mergers and corporate acquisitions, commercial real estate transactions and operational integration of acquired companies x Michael Anderson notified the board of directors that he intends to resign from his position as Chief Executive Officer effective immediately after the filing of the Company’s Form 10 - K for the fiscal year ended December 31, 2024. Nicholas Schorsch, Jr has been appointed as the Company’s new Chief Executive Officer (1) . Nicholas Schorsch, Jr. Incoming Chief Executive Officer ▪ Currently serves as the Chief Operating Officer of AR Global Investments since 2015 ▪ Previously served as President of G&P Acquisition Corp, Executive Vice President at American Realty Capital Properties, and Executive Vice President of Realty Capital Securities 1) Please refer to the Form 8 - K filed on March 7, 2025 for more information.

13 13 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global and former Chief Executive Officer of ASIC ▪ Currently serves as CEO and Chairman of Global Net Lease (NYSE:GNL) ▪ Mr. Weil previously served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital - sponsored investment programs Louis DiPalma | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since December 2022 ▪ Member of the Rhode Island State Senate and served in positions such as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education Nicholas Radesca | Independent Director ▪ Mr. Radesca has decades of public company experience as chief financial officer of numerous companies, including serving as interim chief financial officer of the Company and as chief financial officer of AR Global and related companies ▪ Mr. Radesca brings to the Company a deep background in real estate, credit, M&A and operating businesses, Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 500 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance x Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors x PricewaterhouseCoopers LLP currently acts as the independent auditor for ASIC x ASIC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures x Advisor and its affiliates own approximately 1.5 million (1) shares, demonstrating their commitment to Company 1) As of February 13, 2025.

14 14 Appendix

15 15 Definitions Adjusted EBITDA : We define Adjusted EBITDA as EBITDA, as defined below, further excluding ( i ) impairment charges, (ii) interest income and other income or expense, (iii) gains or losses on debt extinguishment, (iv) equity - based compensation expense, (v) acquisition and transaction costs, (vi) gain or loss on asset sales and (vii) and expenses paid with issuances of our common stock in lieu of cash . Annualized Straight - Line Rent or “SLR” : Straight - line rent which is annualized and calculated using most recent available lease terms as of the period end indicated . EBITDA : We define EBITDA as net loss excluding ( i ) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense . Cash NOI : We define Cash NOI as net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition and transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense . In calculating Cash NOI, we also eliminate the effects of straight - lining of rent and the amortization of above - and below - market leases . Investment Grade : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of December 31 , 2024 . Top 10 tenants are 54 . 9 % actual investment grade rated, and 21 . 9 % implied investment grade rated . Net Leverage : Calculated as total mortgage notes payable, gross of $ 350 . 0 million minus cash and cash equivalents of $ 9 . 8 million (excluding restricted cash) divided by the carrying value of total assets of $ 507 . 1 million plus accumulated depreciation and amortization of $ 91 . 1 million as of December 31 , 2024 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net (loss) . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . Remaining Lease Term : Represents the outstanding tenant lease term . Weighted based on Annualized Straight - Line rent as of the date or period end indicated .

16 16 Reconciliation of Non - GAAP Metrics: Cash NOI For the Three Months Ended December 31, 2023 December 31, 2024 (in thousands) $ (73,878) $ (6,650) Net Loss (in accordance with GAAP) 6,332 3,582 Depreciation & Amortization 4,749 4,311 Interest Expense (62,797) 1,243 EBITDA 66,053 - Impairment of real estate investments 151 92 Equity - based compensation - - Management fees paid in common stock to the Advisor in lieu of cash (9) (85) Other income (expense) 3,398 1,250 Adjusted EBITDA 1,926 1,927 Asset and property management fees to related parties paid in cash 1,824 2,689 General & Administrative 7,148 5,866 NOI (25) (145) Accretion of below - and amortization of above - market lease liabilities and assets, net (848) 644 Straight - line rent (revenue as a lessor) 28 28 Straight - line ground rent (expense as lessee) $ 6,303 $ 6,393 Cash NOI Cash Net Operating Income (Cash NOI) Reconciliation Schedule

17 17 Legal Notices

18 18 Important Additional Information and Where to Find It References in this presentation to the “Company,” “we,” “us” and “our” refer to American Strategic Investment Co. (“ASIC”) an d i ts consolidated subsidiaries. This presentation contains estimates and information concerning the Company's industry that are based on industry publication s a nd reports. The Company has not independently verified the accuracy of the data contained in these industry publications and reports. Est ima tes and information in this presentation involve a number of assumptions and limitations, and you are cautioned not to rely on or giv e u ndue weight to this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of fact ors , including those described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” s ect ions of the Company's Annual Report on Form 10 K for the year ended December 31, 2024 filed on March 19, 2025 with the Securities and Exc han ge Commission (the "SEC") and all other filings filed with the SEC after that date including but not limited to the subsequent Q uar terly Reports on Form 10 - Q and Current Reports on Form 8 - K, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. These and other factors could cause results to differ materially from those expressed in these pub lications and reports. Non - GAAP Financial Measures We disclose certain non - GAAP financial measures we use to evaluate our performance, such as Cash Net Operating Income (“Cash NOI ”). A description of these non - GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income (lo ss), is provided on slide 16. None of these non - GAAP financial measures should be considered as a substitute for net income or any other financial measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Because non - GAAP fi nancial measures are not standardized, such as Cash NOI, as defined by the Company, may not be comparable to similarly titled measure s r eported by other companies. It therefore may not be possible to compare the Company's use of these non - GAAP financial measures with those u sed by other companies. A reconciliation of all non - GAAP measures disclosed in this presentation to their nearest respective GAAP measu res can be found on slide 15 of this presentation. 18

19 19 Forward Looking Statements 19 This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of American S tra tegic Investment Co. (“We” or the “Company”). Any offer or sale of securities will be made only by means of a prospectus and related documentation meeting the req uirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which s uch offer, solicitation or sale would be unlawful. This presentation contains statements that are not historical facts and may be forward - looking statements, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on wh ich such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates ,” “projects,” “potential,” “predicts,” “expects,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward - looking statem ents, although not all forward - looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forw ard - looking statements. Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unle ss required by law. These forward - looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward - looking statements. These ris ks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether th e Company will be able to successfully acquire new assets or businesses, (c) the ability of the Company to consummate the sale of 9 Times Square (d) th e a bility of the Company to execute its business plan and sell certain of its properties on commercially practicable terms, if at all; (e) the potential adv erse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions an d other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financi al markets, (f) the potential adverse effects of inflationary conditions and higher interest rate environment, (g) that any potential future acquisition or di sposition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (h) the Company may not be ab le to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, whi ch could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's com mon stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10 - K for the year ended Dec ember 31, 2024 to be filed on March 19, 2025 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, as such risks, uncertainties and other important factors may be updated fr om time to time in the Company’s subsequent reports. Further, forward - looking statements speak only as of the date they are made, and the Company under takes no obligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.